          OPPENHEIMER QUEST OPPORTUNITY VALUE FUND
         Supplement dated September 24, 2004 to the
             Prospectus dated December 23, 2003

This Prospectus supplement replaces the supplement dated
December 29, 2003 and is in addition to the supplement
dated July 6, 2004. This supplement amends the Prospectus
as follows:

1.    The  following  new section is added to the end of the
section  captioned  "How the Fund is  Managed,"  immediately following the paragraph titled  "Portfolio  Manager" on page
14:

PENDING  LITIGATION.  Three  law suits  have  been  filed as putative  derivative  and class  actions  against the Fund's investment Manager,  Distributor and Transfer Agent, some of the  Oppenheimer  funds  including the Fund and directors or trustees of some of those funds. The complaints  allege that the Manager  charged  excessive  fees for  distribution  and other  costs,  improperly  used  assets  of the funds in the form of  directed  brokerage  commissions  and 12b-1 fees to pay  brokers  to promote  sales of  Oppenheimer  funds,  and failed to properly  disclose  the use of fund assets to make those  payments in violation of the  Investment  Company Act and the  Investment  Advisers  Act of 1940.  The  complaints further allege that by permitting  and/or  participating  in
those  actions,   the  defendant  directors  breached  their
fiduciary duties to fund  shareholders  under the Investment
Company  Act and at common  law.  Those law suits were filed on August 31, 2004 and September 3, 2004,  respectively,  in the U. S.  District  Court for the Southern  District of New
York.  The  complaints  seek  unspecified  compensatory  and
punitive  damages,   rescission  of  the  funds'  investment
advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The  Manager  and the  Distributor  believe the claims
asserted in these law suits to be without merit,  and intend
to  defend  the  suits  vigorously.   The  Manager  and  the
Distributor  do not  believe  that the  pending  actions are likely to have a material  adverse  affect on the Fund or on
their  ability  to  perform  their   respective   investment
advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0236.025

                  OPPENHEIMER QUEST BALANCED VALUE FUND
               Supplement dated September 24, 2004 to the
                   Prospectus dated December 23, 2003

This Prospectus supplement replaces the supplement dated February 27,
2004 and is in addition to the supplement dated July 6, 2004. This supplement amends the Prospectus as follows:

1.    The Fund's Board of Trustees has approved changing the name of the Fund to "Oppenheimer Quest Balanced Fund." Effective February 27,
2004, all references in the Prospectus to "Oppenheimer Quest Balanced
Value Fund" are changed to "Oppenheimer Quest Balanced Fund."

2.    The  following  new  section  is added  to the end of the  section
captioned  "How  the  Fund  is  Managed,"   immediately   following  the
paragraph titled "Portfolio Manager" on page 14:

PENDING LITIGATION. Three law suits have been filed as putative derivative and class actions against the Fund's investment Manager,
Distributor and Transfer Agent, some of the Oppenheimer funds including the Fund and directors or trustees of some of those funds. The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment Company Act and the Investment Advisers Act of 1940. The
complaints further allege that by permitting and/or participating in those actions, the defendant directors breached their fiduciary duties to fund shareholders under the Investment Company Act and at common law. Those law suits were filed on August 31, 2004 and September 3,
2004, respectively, in the U. S. District Court for the Southern
District of New York. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys'
fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The Manager and the Distributor do not believe that the pending actions are likely to have a material adverse affect on the
Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0257.027

                   OPPENHEIMER SMALL CAP VALUE FUND
               Supplement dated September 24, 2004 to the
                   Prospectus dated December 23, 2003

This Prospectus supplement replaces the supplement dated December 29,
2003 and is in addition to the supplement dated July 6, 2004. This supplement amends the Prospectus as follows:

1.    The  following  new  section  is added  to the end of the  section
captioned  "How  the  Fund  is  Managed,"   immediately   following  the
paragraph titled "Advisory Fees" on page 12:

PENDING  LITIGATION.  Three  law  suits  have  been  filed  as  putative derivative  and class  actions  against the Fund's  investment  Manager,
Distributor and Transfer Agent,  some of the Oppenheimer funds including the  Fund  and  directors  or  trustees  of some  of  those  funds.  The
complaints   allege  that  the  Manager   charged   excessive  fees  for
distribution  and other  costs,  improperly  used assets of the funds in the  form  of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of  Oppenheimer  funds,  and failed to properly disclose  the use of fund assets to make those  payments in violation of the Investment Company Act and the Investment  Advisers Act of 1940. The
complaints  further allege that by permitting  and/or  participating  in those actions,  the defendant  directors breached their fiduciary duties to fund  shareholders  under the  Investment  Company  Act and at common law.  Those law suits  were filed on August 31,  2004 and  September  3,
2004,  respectively,  in the U.  S.  District  Court  for  the  Southern
District of New York. The complaints seek  unspecified  compensatory and
punitive  damages,   rescission  of  the  funds'   investment   advisory
agreements,  an accounting of all fees paid,  and an award of attorneys'
fees and litigation expenses.

      The Manager  and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits vigorously.  The Manager  and the  Distributor  do not believe  that the pending  actions  are  likely to have a material  adverse  affect on the
Fund  or  on  their  ability  to  perform  their  respective  investment advisory or distribution agreements with the Fund.

September 24, 2004                                            PS0251.030